                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   -----------------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 18, 2001

                             WHIRLPOOL CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                    1-3932                                 38-1490038
--------------------------------------           --------------------------         --------------------------------------
(State or other jurisdiction                          (Commission File                        (I.R.S. Employer
       of incorporation)                                   Number)                          Identification No.)

          2000 M63 North, Benton Harbor, Michigan           49022-2692
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         (Address of principal executive officers)          (Zip Code)


                                (616)-923-5000
          -----------------------------------------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events
          ------------

               On April 18, 2001, the Company announced its first quarter 2001 earnings. First quarter core earnings - which exclude restructuring and related charges, and a one-time gain relating to the adoption of SFAS No. 133 - were $73 million, or $1.10 per diluted share, compared to $112 million, or $1.52 per diluted share in first quarter 2000. Net earnings for the current quarter - including restructuring and related charges of $40 million, after tax and minority interest, and a one-time gain of $8 million, after tax, relating to the adoption of SFAS No. 133 - were $41 million, or $0.61 per diluted share.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Copy of press release dated April 18, 2001.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: April 19, 2001               By: /s/ Robert T. Kenagy
                                       -------------------------------
                                       Name:  Robert T. Kenagy
                                       Title: Corporate Secretary